UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 27, 2007

Accredited Mortgage Loan REIT Trust

(Exact name of Registrant as specified in its charter)

Maryland	001-32276	35-2231035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15253 Avenue of Science, San Diego, CA 92128

(Address of principal executive offices) (Zip Code)

(858) 676-2100

(Registrant’s telephone number, including area code)

15090 Avenue of Science, San Diego, CA 92128

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant’s Certifying Accountant.

On March 27, 2007, Grant Thornton LLP (“Grant Thornton”), the registered independent public accounting firm for Accredited Mortgage Loan REIT Trust (the “Company”), verbally advised the Company and the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) of its resignation as the Company’s independent auditors. Grant Thornton further advised that it declined to complete the audit of the Company’s financial statements for the year ended December 31, 2006. On March 30, 2007, Grant Thornton provided the Audit Committee with a letter dated March 27, 2007 regarding its resignation as the Company’s independent auditors. A copy of that letter is attached as Exhibit 16.1 hereto.

The Audit Committee did not request or approve the resignation of Grant Thornton. The Audit Committee has voluntarily reported Grant Thornton’s resignation to the SEC. In addition, the Audit Committee is reviewing the circumstances relating to Grant Thornton’s resignation. The Audit Committee has begun the process of searching for a new registered public accounting firm and will file a Current Report on Form 8-K upon the engagement of a new auditing firm. No assurance can be given as to when a new auditing firm might be selected.

Grant Thornton’s audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period from June 14, 2005 (the date Grant Thornton was engaged as auditor) through December 31, 2005, and during the period from January 1, 2006 to the date of this Report, there have been no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its opinion on the Company’s consolidated financial statements for the year ended December 31, 2005, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that Grant Thornton advised the Company of the need to significantly expand the scope of its audit of the Company’s financial statements for the year ended December 31, 2006 and, due to Grant Thornton’s resignation, Grant Thornton did not so expand the scope of its audit.

The Company’s prior auditor, Deloitte & Touche LLP was dismissed by the Company on June 14, 2005, as previously reported in the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on June 20, 2005.

The Company has provided Grant Thornton with a copy of the statements made in this Report and has requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether Grant Thornton agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of that Letter is attached as Exhibit 16.2 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits:

(d)	Exhibits:

16.1	Grant Thornton LLP Letter, dated March 27, 2007.

16.2	Grant Thornton LLP Letter, dated April 2, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Mortgage Loan REIT Trust
Date: April 2, 2007
	By:	/s/ James A. Konrath
James A. Konrath Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
Exhibit 16.1	Grant Thornton LLP Letter, dated March 27, 2007.

Exhibit 16.2	Grant Thornton LLP Letter, dated April 2, 2007.

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